The Thermo Opportunity Fund, Inc.

Thermo Opportunity Fund is a non-diversified, closed-end management investment company that invests primarily in securities issued by subsidiaries of Thermo Electron Corporation (Thermo Electron or TMO). The Fund's investment objective is to seek long-term capital appreciation.

Stock

ASE Symbol                             TMF

Market Price
as of 11/30/97                       $9.50

Net Asset Value
as of 11/30/97                      $12.02

Shares Outstanding               1,760,417


PORTFOLIO SECTORS
Pie Chart:
Common Stocks: TMO Subsidiaries 80.7%
Common Stocks: Non-TMO Subsidiaries 7.1%
Private Placements 10.9%
Cash 1.3%

LETTER TO SHAREHOLDERS                                         JANUARY 21, 1998


DEAR FELLOW SHAREHOLDERS:

Looking back at 1997, it was a year of both disappointment and promise. With common stocks once more delivering good returns, the disappointment was clearly in the lagging performance of your Fund and the companies in the Thermo Electron Universe. In contrast, the promise of 1997 was that, from an operating standpoint, many companies in the Thermo Electron family, especially the instrument companies, performed well. In addition, we were able to expand the number of private placements held in the Fund, enhancing in our view the prospects for future performance.

FUND OBJECTIVE

As a reminder, your Fund seeks to achieve its investment objective of long-term growth by investing primarily in securities issued by direct and indirect subsidiaries (the Subsidiaries) of Thermo Electron Corporation (Thermo Electron). These companies provide products and services in six industry segments: Instruments, Alternative Energy Systems, Process Equipment, Bio-Medical Products, Environmental Services and Advanced Technologies.

Over the past 15 years, Thermo Electron has engaged in a strategy of selling to the public minority interests in operating divisions. This equity "spin-out" strategy has permitted the Subsidiaries to raise low-cost capital and is designed to foster a strong entrepreneurial culture, with management owning stock in their own businesses. Thermo Electron currently has 22 publicly traded and 8 privately held spin-offs for a total of 30 Subsidiaries, 9 more than at the end of fiscal 1996. Thermo Opportunity Fund's strategy is to invest 75% or more of its total assets in securities issued by Thermo Electron Subsidiaries including common stock, private placements and securities convertible into common stock, as well as warrants to purchase such securities. The Fund will not invest in common stock of Thermo Electron.

The Fund may also invest in securities issued by companies not affiliated with Thermo Electron which either (i) engage in the same or related industries as Thermo Electron or one or more of the Subsidiaries, or (ii) practice a spin-out strategy similar to that practiced by Thermo Electron.

LOOKING BACK

In retrospect, three separate forces combined to depress returns in your Fund: continued worry in the market about the pace and scope of the Thermo Electron spin-out strategy, delayed approval by the Food and Drug Administration (the
FDA) of Thermo Cardiosystems' new heart-assist device and a widening discount in the price of the Fund's shares to the net asset value (NAV) of the Fund. While all three are legitimate issues, we believe they will prove to be transitory.

Given the complexity of the Thermo Electron strategy and the number of its public Subsidiaries, investors' enthusiasm for these companies has in the past ebbed and flowed independent of the performance of the underlying companies. The current decline in confidence of investors can be traced back to the flurry of newly public subsidiaries in 1996 and early 1997, which created considerable confusion and even some disillusionment in the market place. Fortunately, the second half of 1997 saw only one small initial public offering (IPO) and Thermo Electron has indicated that the pace of the spin-outs in 1996 will not be duplicated in 1998. Furthermore, through a combination of a stepped up acquisition pace and an aggressive share repurchase program, Thermo Electron and its Subsidiaries are accelerating earnings growth and productively investing their large cash hoard.

Meanwhile, where poor stock price performance occurred in Subsidiaries with strong growth in revenues and earnings per share, last year's disappointment could, in our view, be this year's opportunity. Thermo Optek and Metrika Systems, the first and fourth largest holdings in the Fund, as of the date of this report, are examples. Underlying results in both companies have been good and, as a result, both now sell at a modest 15 times estimated 1998 earnings per share. This multiple is 25% below the price/earnings multiple for the S&P 500, despite both companies having earnings growth in the neighborhood of 30%, or four times the market's growth rate. In these and other instances, and for "micro-cap stocks" as a whole, it is our view that disappointing performance may have little relevance to future potential, and indeed may lead to outsized gains looking forward.

Turning to Thermo Cardiosystems, this continues to be one of your Fund's largest holdings and an investment in which we have high hopes. We have been students of this company and its technology for more than ten years, from the days long prior to the use of its products in humans, to today, where approval for an implantable heart-assist device is currently pending at the FDA. While the timing or even the eventuality of approval cannot be known, the company's ongoing efforts and its thirty years of research leave us confident that the company's technology will continue to have a growing commercial application and that patience in this investment will be amply rewarded.

Finally, regarding the discount to net asset value at which your shares have sold over the last quarter of 1997, the Fund's history since inception in August, 1996 has indicated that this too may prove transitory. Since August of 1996, the differential between the share price and NAV has ranged from a 12% premium to a 20% discount. The most significant discount occurred after the end of 1997, related, we believe, to tax-loss selling, while as recently as August of 1997, the Fund has sold at a premium to NAV. We believe that as confidence in the Thermo Electron family is restored and as the market starts to understand the value of your Fund's private placement portfolio, the difference between the Fund's share price and NAV will more accurately reflect the unique strategy of your Fund.

LOOKING FORWARD

One of the most promising components of your Fund continues to be its portfolio of privately held Thermo Electron Subsidiaries. As of the writing of this report, the Fund held stakes in six different non-public Subsidiaries accounting for approximately 13% of the total portfolio. While no guarantee of future results, in the past private placements of Subsidiaries have rewarded investors, and the Fund's ability to invest in these early stage companies for our shareholders is a significant opportunity. Whether it's Trex Communications and its revolutionary laser-based wireless communications technology or Onix Systems, the newest instrument company, or any of the other companies, these investments offer excellent long-term potential.

Developments in other large holdings in your Fund have also been positive. Trex Medical, the Fund's third largest holding, filed its application with the FDA on December 1, 1997 to offer its digital X-ray technology for mammography. It also recently acquired a large dental X-ray company based in France. Thermo Ecotek, the Fund's fifth largest holding, completed a private placement of its Thermo Trilogy division (biopesticides) while production started at a clean coal facility jointly owned with KFX, Inc.--also held in your Fund. In all, we continue to believe that the promise of both the public and private companies held in your Fund's portfolio will, in the long run, be fulfilled, and we would like to thank you for your support over the last year.

Sincerely,

/s/ Gregory E. Ratte


Gregory E. Ratte,
Chairman of the Board


THERMO OPPORTUNITY FUND INDUSTRY GROUPS
NOVEMBER 30, 1997
Pie Chart:
Instruments                  34.2%
Alternative Energy Systems   14.9%
Process Equipment             4.7%
Bio-Medical Products         22.2%
Cash                          1.3%
Advanced Technologies        11.8%
Private Placements           10.9%

THE THERMO OPPORTUNITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997
ASSETS
Investments in securities:
   At amortized cost (original cost $23,293,997).....................................................    $    23,293,997
                                                                                                         ===============

   At market value (Note 1)..........................................................................    $    20,871,817
Investments in repurchase agreements (Note 1)........................................................            216,000
Cash ................................................................................................                864
Interest receivable..................................................................................                 91
Organization expenses, net (Note 1)..................................................................            134,744
Other assets.........................................................................................             15,534
                                                                                                         ---------------

   TOTAL ASSETS......................................................................................         21,239,050
                                                                                                         ---------------

LIABILITIES
Payable for securities purchased.....................................................................             68,984
Other accrued expenses and liabilities...............................................................             11,800
                                                                                                         ---------------

   TOTAL LIABILITIES.................................................................................             80,784
                                                                                                         ---------------

NET ASSETS ..........................................................................................    $    21,158,266
                                                                                                         ===============

Net assets consist of:
Common stock - par value $0.001 per share
   Authorized 16,000,000 shares, Outstanding 1,760,417 shares .......................................    $         1,760
Additional paid-in capital...........................................................................         24,384,927
Accumulated net realized losses from security transactions...........................................          ( 806,241)
Net unrealized depreciation on investments...........................................................        ( 2,422,180)
                                                                                                         ---------------

Net assets ..........................................................................................    $    21,158,266
                                                                                                         ===============

Net asset value per share (Note 1)...................................................................    $         12.02
                                                                                                         ===============

                See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1997
INVESTMENT INCOME
   Interest..........................................................................................    $        72,066
                                                                                                         ---------------

     TOTAL INVESTMENT INCOME.........................................................................             72,066
                                                                                                         ---------------

EXPENSES
   Investment advisory fees (Note 3).................................................................            174,988
   Administrative services fees (Note 3).............................................................             53,587
   Amortization of organization expenses (Note 1)....................................................             36,150
   Professional fees.................................................................................             33,169
   Directors' fees and expenses......................................................................             30,212
   Transfer agent fees...............................................................................             21,510
   Insurance expense.................................................................................             18,412
   Reports to shareholders...........................................................................             11,687
   Custodian fees....................................................................................              5,363
   Postage and supplies..............................................................................              4,101
   Exchange listing fees.............................................................................              2,673
   Other expenses....................................................................................              3,722
                                                                                                         ---------------

     TOTAL EXPENSES..................................................................................            395,574
   Fees waived by the Adviser (Note 3)...............................................................            (27,721)
   Fees waived by the Administrator (Note 3).........................................................             (5,000)
                                                                                                         ---------------

     NET EXPENSES....................................................................................            362,853
                                                                                                         ---------------

NET INVESTMENT LOSS .................................................................................           (290,787)
                                                                                                         ---------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions....................................................           (798,741)
   Net change in unrealized appreciation/depreciation on investments.................................         (1,694,880)
                                                                                                         ---------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ...................................................        ( 2,493,621)
                                                                                                         ---------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ..........................................................    $    (2,784,408)
                                                                                                         ===============


                See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED NOVEMBER 30, 1997 AND 1996
                                                                                               YEAR             PERIOD
                                                                                               ENDED             ENDED
                                                                                           NOVEMBER 30,      NOVEMBER 30,
                                                                                               1997              1996 (A)
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)........................................................   $    ( 290,787)   $      120,068
   Net realized losses from security transactions......................................        ( 798,741)          ( 7,500)
   Net change in unrealized appreciation/depreciation on investments...................      ( 1,694,880)        ( 727,300)
                                                                                          --------------   ---------------
Net decrease in net assets from operations.............................................      ( 2,784,408)        ( 614,732)
                                                                                          --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income..........................................................        ( 105,625)               --
                                                                                          --------------   ---------------
Decrease in net assets from distributions to shareholders..............................        ( 105,625)               --
                                                                                          --------------   ---------------

INCREASE IN NET ASSETS FROM NET PROCEEDS OF
   COMMON STOCK ISSUED ................................................................               --        24,827,875
                                                                                          --------------   ---------------

DECREASE IN NET ASSETS RELATED TO OFFERING COSTS (NOTE 1) .............................               --         ( 164,844)
                                                                                          --------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS .................................................      ( 2,890,033)       24,048,299

NET ASSETS:
   Beginning of period.................................................................       24,048,299                --
                                                                                          --------------   ---------------
   End of period.......................................................................   $   21,158,266    $   24,048,299
                                                                                          ==============   ===============

UNDISTRIBUTED NET INVESTMENT INCOME  ..................................................   $           --    $      120,068
                                                                                          ==============   ===============

(A) Represents the period from the initial public offering of shares (August 6, 1996) through November 30, 1996.

                 See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                                               YEAR               PERIOD
                                                                                               ENDED               ENDED
                                                                                           NOVEMBER 30,        NOVEMBER 30,
                                                                                               1997               1996(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.................................................   $        13.66    $        14.10
                                                                                          --------------   ---------------

Income from investment operations:
   Net investment income (loss)........................................................           ( 0.17)             0.07
   Net realized and unrealized losses on investments...................................           ( 1.41)           ( 0.42)
                                                                                          --------------   ---------------
Total from investment operations.......................................................           ( 1.58)           ( 0.35)
                                                                                          --------------   ---------------

Less distributions:
   Dividends from net investment income................................................           ( 0.06)               --
                                                                                          --------------   ---------------
Total distributions....................................................................           ( 0.06)               --
                                                                                          --------------   ---------------

Effect of initial public offering costs................................................               --            ( 0.09)
                                                                                          --------------   ---------------

Net asset value at end of period.......................................................   $        12.02    $        13.66
                                                                                          ==============   ===============

Market value at end of period..........................................................   $         9.50    $        13.75
                                                                                          ==============   ===============

Total investment return based on net asset value.......................................         ( 11.59%)          ( 3.12%)
                                                                                          ==============   ===============

Total investment return based on market value..........................................         ( 30.56%)          ( 2.48%)
                                                                                          ==============   ===============

Net assets at end of period (000's)....................................................   $       21,158    $       24,048
                                                                                          ==============   ===============

Ratio of expenses to average net assets(B) ............................................            1.66%             1.53%(C)

Ratio of net investment income (loss) to average net assets............................          ( 1.33%)            1.62%(C)

Portfolio turnover rate................................................................              47%               12%(C)

Average commission rate on investment transactions.....................................   $        .0483    $        .0509

(A) Represents the period from the initial public offering of shares (August 6, 1996) through November 30, 1996. No income was earned or expenses incurred from the commencement of operations through the date of initial public offering.

(B) Absent fee waivers, the ratio of expenses to average net assets would have been 1.81% and 1.56%(C) for the periods ended November 30, 1997 and 1996, respectively (Note 3).
(C) Annualized.

                See accompanying notes to financial statements.

THERMO OPPORTUNITY FUND, INC.
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997
                                                                                                                   MARKET
     SHARES      COMMON STOCKS -- 97.3%                                                                             VALUE
-------------------------------------------------------------------------------------------------------------------------
                 INSTRUMENTS -- 34.2%
        116,666  Metrika Systems Corp.*..................................................................   $   1,720,824
         35,200  Thermo Bioanalysis Corp.*...............................................................         607,200
        157,100  Thermo Optek Corp.*.....................................................................       2,690,337
        136,750  Thermo Voltek Corp.*....................................................................         854,688
         39,500  ThermoQuest Corp.*......................................................................         669,031
         74,300  ThermoSpectra Corp.*....................................................................         696,562
                                                                                                           --------------
                                                                                                            $   7,238,642
                                                                                                           --------------
                 BIO-MEDICAL PRODUCTS -- 22.2%
         39,600  Thermedics, Inc.*.......................................................................   $     628,650
        110,400  Thermo Cardiosystems, Inc.*.............................................................       2,139,000
        137,900  Trex Medical Corp.*.....................................................................       1,930,600
                                                                                                           --------------
                                                                                                            $   4,698,250
                                                                                                           --------------
                 ALTERNATIVE ENERGY SYSTEMS -- 14.9%
        321,600  KFX, Inc.*..............................................................................   $   1,005,000
         90,050  Thermo Ecotek Corp.*....................................................................       1,226,931
        101,700  Thermo Power Corp.*.....................................................................         928,013
                                                                                                           --------------
                                                                                                            $   3,159,944
                                                                                                           --------------
                 ADVANCED TECHNOLOGIES -- 11.8%
          3,000  OAO Technology Solutions, Inc.*.........................................................   $      28,688
         15,000  Safeguard Scientifics, Inc.*............................................................         473,437
         47,800  Thermedics Detection, Inc.*.............................................................         483,975
         36,015  ThermoLase Corp.*.......................................................................         495,206
         41,300  ThermoTrex Corp.*.......................................................................       1,001,525
                                                                                                           --------------
                                                                                                            $   2,482,831
                                                                                                           --------------
                 PRIVATE PLACEMENTS -- 9.5%
         50,000  Onix Systems, Inc.* (Instruments).......................................................   $     475,000
        100,000  Thermo Eurotech N.V.* (Environmental Services)..........................................         425,000
         50,000  Thermo Information Solutions* (Advanced Technologies)...................................         500,000
        150,000  Trex Communications, Inc.* (Advanced Technologies)......................................         599,400
                                                                                                           --------------
                                                                                                            $   1,999,400
                                                                                                           --------------
                 PROCESS EQUIPMENT -- 4.7%
        104,500  Thermo Fibergen, Inc.*..................................................................   $     992,750
                                                                                                           --------------


                 TOTAL COMMON STOCK (COST $22,993,997)  .................................................   $  20,571,817
                                                                                                           --------------

THE THERMO OPPORTUNITY FUND, INC. (CONTINUED)
                                                                                                                   MARKET
     SHARES      LIMITED LIABILITY COMPANIES -- 1.4%                                                                VALUE
-------------------------------------------------------------------------------------------------------------------------
        100,000  Cosmetic Laser Services L.L.C.*.........................................................   $     100,000
        200,000  Cosmetic Laser Services II L.L.C.*......................................................         200,000
                                                                                                           --------------
                 TOTAL LIMITED LIABILITY COMPANIES (COST $300,000) ......................................   $     300,000
                                                                                                           --------------

      FACE                                                                                                         MARKET
     AMOUNT      REPURCHASE AGREEMENTS(1)-- 1.0%                                                                    VALUE
-------------------------------------------------------------------------------------------------------------------------
 $      216,000  Fifth Third Bank, 5.08%, dated 11/28/97, due 12/1/97, repurchase proceeds $216,091......   $     216,000
 --------------                                                                                            --------------
 $      216,000  TOTAL REPURCHASE AGREEMENTS ............................................................   $     216,000
 --------------                                                                                            --------------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.7% ...........................   $  21,087,817

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.3% ...........................................          70,449
                                                                                                           --------------

                 NET ASSETS-- 100.0% ....................................................................   $  21,158,266
                                                                                                           ==============

*   Non-income producing securities.

(1) Repurchase agreements are fully collateralized by U.S.
    Government obligations.

                 See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997

1.   SIGNIFICANT ACCOUNTING POLICIES
The Thermo Opportunity Fund, Inc. (the Fund) was organized under Maryland law on May 16, 1996 as a non-diversified, closed-end investment company. The Fund commenced operations on June 19, 1996, when Brundage, Story and Rose, LLC (the Adviser), purchased 6,667 shares at $15.00 per share to provide the Fund with its initial $100,000 of capital. The Fund commenced the public offering of shares on August 6, 1996. The Fund is listed on the American Stock Exchange with a symbol of "TMF."

The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities issued by direct and indirect subsidiaries of Thermo Electron Corporation (Thermo Electron). The Fund may also invest in securities issued by companies not affiliated with Thermo Electron which either (i) engage in the same or related industries as Thermo Electron or one or more of its subsidiaries or (ii) practice a spin-out strategy similar to that practiced by Thermo Electron.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued weekly (each Friday) and on the last business day of each month as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. Corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued at an estimated fair value obtained from an independent pricing service based upon such factors as maturity, coupon, issuer and type of security. If market quotations are not readily available, securities will be valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Directors.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. The Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Fund's custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of the Fund is calculated weekly (each Friday) and on the last business day of each month by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted/amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization expenses and offering costs -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years. Expenses related to the offering of shares have been charged against capital.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of November 30, 1997:

--------------------------------------------------------------------------------
Gross unrealized appreciation................................    $     1,639,633
Gross unrealized depreciation................................        ( 4,126,662)
                                                                 ---------------
Net unrealized depreciation..................................    $   ( 2,487,029)
                                                                 ===============
Federal income tax cost......................................    $    23,358,846
                                                                 ===============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

As of November 30, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $741,392, none of which expire prior to November 30, 2004. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Reclassification of capital accounts -- As of November 30, 1997, the Fund had an accumulated net investment loss of $276,344 which has been reclassified to additional paid-in capital on the Statement of Assets and Liabilities. The reclassification, a result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.  INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,842,889 and $9,687,239, respectively, during the year ended November 30, 1997.

3.  TRANSACTIONS WITH AFFILIATES
Certain Directors and officers of the Fund are principals at Brundage, Story and Rose, LLC (the Adviser). Certain officers of the Fund are officers of Countrywide Fund Services, Inc. (CFS), the administrative services agent for the Fund.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of its average daily net assets.

In order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $27,721 of its investment advisory fees during the year ended November 30, 1997.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of the Administrative Services Agreement between the Fund and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS calculates the weekly and month end net asset value per share and maintains the financial books and records of the Fund, supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission, and materials for meetings of the Board of Directors. For the performance of these administrative services, CFS receives a monthly fee based on the Fund's average daily net assets, subject to a monthly minimum. During the year ended November 30, 1997, CFS voluntarily waived $5,000 of its administrative services fees.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

ARTHUR ANDERSEN LLP                                                       [LOGO]

To the Shareholders and Board of Directors of The Thermo Opportunity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Thermo Opportunity Fund, Inc., including the portfolio of investments, as of November 30, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Thermo Opportunity Fund, Inc. as of November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP


Cincinnati, Ohio,
December 31, 1997
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THERMO OPPORTUNITY FUND, INC.

312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202


BOARD OF DIRECTORS
Francis S. Branin, Jr.
Blair M. Brewster
Henson L. Jones, Jr.
Hollis S. McLoughlin
Gregory E. Ratte


INVESTMENT ADVISER
Brundage, Story and Rose, LLC
One Broadway
New York, New York  10004


TRANSFER AGENT
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio  45263


SHAREHOLDER SERVICES
Nationwide: (Toll Free) 888-254-6872


[LOGO]            THERMO
                  OPPORTUNITY
                  FUND


                          Thermo Opportunity Fund, inc.
                                  Annual Report
                                November 30, 1997
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